IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

                        IN AND FOR NEW CASTLE COUNTY


 UR ACQUISITION CORPORATION, a Delaware   )
 corporation, and UNITED RENTALS, INC.,   )
 a Delaware corporation,                  )
                                          )
                     Plaintiffs,          )
                                          )
           v.                             )
                                          )
 MARTIN R. REID, WILLIAM M. BARNUM, JR.,  )      Civil Action No. 17090
 JAMES R. BUCH, DAVID P. LANOHA,          )
 CHRISTOPHER A. LAURENCE, ERIC L.         )
 MATTSON, BRITTON H. MURDOCH, JOHN M.     )
 SULLIVAN, RENTAL SERVICE CORPORATION, a  )
 Delaware corporation, and NATIONSRENT,   )
 INC., a Delaware corporation,            )
                                          )
                     Defendants.          )



                              NOTICE OF MOTION

 TO:  David J. Margules, Esquire                Daniel A. Dreisbach, Esquire
      Wolf, Block, Schorr & Solis-Cohen LLP     Richards, Layton & Finger
      920 King Street, Suite 300                One Rodney Square
      Wilmington, DE  19801                     P.O. Box 551
                                                Wilmington, DE  19899

      Edward P. Welch, Esquire
      Skadden, Arps, Slate, Meagher & Flom
      One Rodney Square
      P.O. Box 636
      Wilmington, DE  19899


      PLEASE TAKE NOTICE that the attached Motion to Dismiss will be presented to the Court at the earliest convenience of Court and counsel.


                                  MORRIS, JAMES, HITCHENS & WILLIAMS

                                  /s/ Lewis H. Lazarus
                                  __________________________________
                                  Henry N. Herndon, Jr.
                                  Lewis H. Lazarus
                                  Michael A. Weidinger
                                  222 Delaware Avenue
                                  P.O. Box 2306
                                  Wilmington, Delaware  19899
                                  (302) 888-6800
                                  Attorneys for the RSC Defendants


 Dated:  May 24, 1999

 OF COUNSEL:

 LATHAM & WATKINS

 Marc W. Rappel
 David H. Martin
 James J. Farrell
 Robert S. Leach
 633 W. Fifth Street, Suite 4000
 Los Angeles, California  90071
 (213) 485-1234






             IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

                        IN AND FOR NEW CASTLE COUNTY


 UR ACQUISITION CORPORATION, a Delaware   )
 corporation, and UNITED RENTALS, INC.,   )
 a Delaware corporation,                  )
                                          )
                     Plaintiffs,          )
                                          )
           v.                             )
                                          )
 MARTIN R. REID, WILLIAM M. BARNUM, JR.,  )      Civil Action No. 17090
 JAMES R. BUCH, DAVID P. LANOHA,          )
 CHRISTOPHER A. LAURENCE, ERIC L.         )
 MATTSON, BRITTON H. MURDOCH, JOHN M.     )
 SULLIVAN, RENTAL SERVICE CORPORATION, a  )
 Delaware corporation, and NATIONSRENT,   )
 INC., a Delaware corporation,            )
                                          )
                     Defendants.          )



                             MOTION TO DISMISS

      Defendant Rental Service Corporation, Martin R. Reid, William M. Barnum, Jr., James R. Buch, David P. Lanoha, Christopher A. Laurence, Eric
 L. Mattson, Britton H. Murdoch and John M. Sullivan, by and through their attorneys, hereby moves the Court to dismiss the first amended and supplemental complaint filed by plaintiffs UR Acquisition Corporation and United Rentals, Inc. (collectively, "URI") in this action on the grounds that:

      (i)    URI lacks standing to bring this action;

      (ii) URI has failed to state a claim upon which relief can be granted;

      (iii)  URI has failed to comply with Court of Chancery Rule 23.1;
 an

      (iv)   URI's claims are moot.


                                 MORRIS, JAMES, HITCHENS & WILLIAMS

                                 /s/ Lewis H. Lazarus
                                 __________________________________
                                 Henry N. Herndon, Jr.
                                 Lewis H. Lazarus
                                 Michael A. Weidinger
                                 222 Delaware Avenue
                                 P.O. Box 2306
                                 Wilmington, Delaware  19899
                                 (302) 888-6800
                                 Attorneys for the RSC Defendants


 Dated:  May 24, 1999

 OF COUNSEL:

 LATHAM & WATKINS

 Marc W. Rappel
 David H. Martin
 James J. Farrell
 Robert S. Leach
 633 W. Fifth Street, Suite 4000
 Los Angeles, California  90071
 (213) 485-1234





                           CERTIFICATE OF SERVICE


           I HEREBY CERTIFY two copies of the foregoing Motion to Dismiss have been hand-delivered this 24th day of May, 1999 to the following counsel of record:

                Daniel A. Dreisbach, Esquire
                Richards, Layton & Finger
                One Rodney Square
                P.O. Box 551
                Wilmington, DE  19899

                Edward P. Welch, Esquire
                Skadden, Arps, Slate, Meagher & Flom LLP
                One Rodney Square
                P.O. Box 636
                Wilmington, DE  19899

                David J. Margules, Esquire
                Wolf, Block, Schorr & Solis-Cohen LLP
                920 King Street
                Wilmington, DE  19801-3319


                                        /s/ Lewis H. Lazarus
                                        _____________________________
                                            Lewis H. Lazarus